MONTHLY SERVICER'S CERTIFICATE

                 THE NEIMAN MARCUS GROUP, INC.
         NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST,
                         SERIES 1995-1


The undersigned, a duly authorized representative of The Neiman Marcus Group, Inc., as Servicer ("NMG"), pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), each among NMG, Neiman Marcus Funding Corporation and The Chase Manhattan Bank, N.A., does hereby certify as follows:

    1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplement, as applicable.

    2. NMG is, as of the date hereof, the Servicer under Agreement.

    3. The undersigned is a Servicing Officer.

    4. This Certificate relates to the Distribution Date occurring on July 15, 2000.

    5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

    6. As of the date hereof, to the best knowledge of the undersigned, no Early Amortization Event occurred on or prior to such Distribution Date.

    7. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Receivables other than pursuant to the Agreement.

    8. The aggregate amount of Collections processed for the preceding Monthly Period was equal to $139,843,675.65.

    9. The aggregate amount of Collections of Finance Charge
       Receivables (including Discounted Receivables) for the preceding Monthly period was equal to $7,599,245.66.

   10. The aggregate amount of Collections of Principal
       Receivables for the preceding Monthly Period was equal to $132,244,429.99.

   11. The total amount to be distributed to Investor
       Certificateholders on the next succeeding Distribution
       Date is equal to $0.



   12. The amount to be distributed to Investor
       Certificateholders on the next succeeding Distribution
       Date per $1,000 original principal amount is equal to:

                         Class A    0.000
                         Class B    0.000

   13. The amount of such distribution allocable to principal is equal to $0.

   14. The amount of such distribution allocable to principal per $1,000 original principal amount is equal to:

                         Class A    0.000
                         Class B    0.000

   15. The amount of such distribution allocable to interest is equal to $0.

   16. The amount of such distribution allocable to interest per $1,000 original principal amount is equal to:

                         Class A    0.000
                         Class B    0.000

Attached hereto is a true and correct copy of the Monthly
Certificateholders Statement required to be delivered by the Servicer on the date of this Certificate pursuant to the Agreement and the Series Supplement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of July 2000.



                        THE NEIMAN MARCUS GROUP, INC.
                        As Servicer


                        BY:     /s/ Paul F. Gibbons
                                Name: Paul F. Gibbons
                                Title: Vice President & Treasurer



                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                          THE NEIMAN MARCUS GROUP, INC.
                  NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                  SERIES 1995-1

                                                                             1.
Pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and Supplemented, the "Series Supplement"), each among The Neiman Marcus Group, Inc., as Servicer, Neiman Marcus Funding
Corporation, as Seller and The Chase Manhattan Bank, N.A., as Trustee, the
Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

                                        Monthly Period:     June 00
                                        Distribution Date:  July 00
                                        Period              64
                                             (Revolving =  0-56,
                                             Controlled Amortization = 57-62)

A. ORIGINAL DEAL PARAMETERS

(a) Class A Initial Invested Amount            $225,000,000.00           75.00%
(b) Class B Initial Invested Amount             $21,000,000.00            7.00%
(c) Class C Initial Invested Amount             $54,000,000.00           18.00%
(d) Total Initial Invested Amount              $300,000,000.00

(e) Class A Certificate Rate                             7.60%
(f) Class B Certificate Rate                             7.75%
(g) Class C Certificate Rate                             0.00%

(h) Servicing Fee Percentage                             2.00%
(i) Discount Percentage                                  2.00%


I. RECEIVABLES IN THE TRUST

(a) Beginning of the Period Principal
     Receivables                              $408,793,998.20
(b) Beginning of the Period Finance Charge      $4,973,848.99
     Receivables
(c) Beginning of the Period Discounted
     Receivables                                $8,342,734.66
(d) Beginning of the Period Total Receivables                   $422,110,581.85
     (a + b + c)

(e) Removed Principal Receivables                        $0.00
(f) Removed Finance Charge Receivables                   $0.00
(g) Removed Total Receivables (e + f)                                     $0.00

(h) Additional Principal Receivables                     $0.00
(i) Additional Finance Charge Receivables                $0.00
(j) Additional Total Receivables (h + i)                                  $0.00

(k) End of Period Principal Receivables        $403,144,790.06
(l) End of Period Finance Charge Receivables     $4,953,601.85
(m) End of Period Discounted Receivables         $8,227,444.70
(n) End of Period Total Receivables (k+l + m )                  $416,325,836.61


                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                          THE NEIMAN MARCUS GROUP, INC.
                  NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                  SERIES 1995-1

                                                                             2.
II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES

(a) Class A Initial Invested Amount            $225,000,000.00           75.00%
(b) Class B Initial Invested Amount             $21,000,000.00            7.00%
(c) Class C Initial Invested Amount             $54,000,000.00           18.00%
(d) Total Initial Invested Amount (a + b + c)                  $300,000,000.00

(e) Class A Invested Amount (a - (XI.c))                 $0.00            0.00%
(f) Class B Invested Amount (b - (XI.f))                 $0.00            0.00%
(g) Class C Invested Amount (c - (XI.i))        $54,000,000.00          100.00%
(h) Total Invested Amount (e + f + g)                            $54,000,000.00

(i) Floating Allocation Percentage (h / (I.a))          13.21%
(j) Class A Floating Allocation Percentage (e / (I.a))   0.00%
(k) Class B Floating Allocation Percentage (f/ (I.a))    0.00%
(l) Class C Floating Allocation Percentage (g / (I.a))  13.21%

(m) Principal Allocation Percentage (d / (I.a))         73.39%
(n) Class A Principal Allocation Percentage (a / (I.a)) 55.04%
(o) Class B Principal Allocation Percentage (b / (I.a))  5.14%
(p) Class C Principal Allocation Percentage (c / (I.a)) 13.21%

(q) Servicing Fee (h * (A.h))                       $1,080,000
(r) Investor Defaulted Amount (i * (IV.o))            $130,257

III. SELLER'S INTEREST, RETAINED INTEREST AND SPECIAL FUNDING ACCOUNT

(a) Beginning Seller's Interest (I.a - II.h)   $354,793,998.20
(b) Ending Seller's Interest (I.k - II.h)      $349,144,790.06
(c) Required Seller's Interest                           $0.00
(d) Retained Interest (II.g + III.b)           $403,144,790.06
(e) Required Retained Interest (.02 x II.h)      $1,080,000.00
(f) Required Principal Balance                  $54,000,000.00
(g) Amount on deposit in Special Funding Account         $0.00


                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                          THE NEIMAN MARCUS GROUP, INC.
                  NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                  SERIES 1995-1

                                                                             3.
IV. PERFORMANCE SUMMARY

COLLECTIONS:
(a) Collections of Principal Receivables       $132,244,429.99
(b) Collections of Finance Charge Receivables    $4,900,379.74
(c) Collections of Discount Option Receivables   $2,698,865.92
(d) Total Finance Charge Collections (b+c)       $7,599,245.66
(e) Total Collections (a+b+c)                  $139,843,675.65

DELINQUENCIES AND LOSSES:
(f) End of the month delinquencies:
          (g) 30 days delinquent                   $77,657,471
          (h) 60 days delinquent                   $15,366,203
          (i) 90 days delinquent                    $3,824,249
          (j) 120 + days delinquent                 $3,805,965

          (k) Total 30 + days delinquent          $100,653,889
                (g + h + i + j )

(l)   Gross Charge-Offs during the month         $1,334,337.66
(m) Recoveries during the month                    $348,261.88
(n)  Net Charge-Offs during the month (l - m)      $986,075.78

(o) Defaulted Amount                                  $986,076

V. EMPLOYEE AND NON-U.S. ACCOUNTS
                                                       Amount#      of Accounts
(a) Employee Accounts at end of month              $10,472,612           14,457
(b) as a percentage of total (a / (e))                   2.52%            0.47%

(c) Non-US Accounts at end of month                 $6,863,603           41,268
(d) as a percentage of total (c / (e))                   1.65%            1.35%

(e) Total amount/number of Accounts in Trust   $416,325,836.61        3,065,054
     (at end of month)


                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                          THE NEIMAN MARCUS GROUP, INC.
                  NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                  SERIES 1995-1

                                                                             4.
VI. AVAILABLE SERIES 1995-1 FINANCE CHARGE COLLECTIONS

(a) Available Series 1995-1 Finance Charge          $1,003,829
     Collections (((IV.d))*II.i)

(b) Class A Interest (((A.e)*(II.e)) / 12)                  $0
(c) Class B Interest (((A.f)*(II.f)) / 12)                  $0

(d) Servicing Fee [if not Neiman Marcus]                    $0

(e) AB Investor Defaulted Amount
     ((IV.o * (II.j + II.k)))                               $0

(f) Class C Investor Defaulted Amount
     ((IV.o * (II.l))                                 $130,257

(g) Adjustment Payment Shortfalls                           $0

(h) Reimbursement of Class A Investor Charge-Offs           $0

(i) Unpaid Class B Interest                                 $0

(j) Reimbursement of Class B Investor Charge-Offs           $0

(k) Reimbursement of Class C Investor Charge-Offs           $0

(l) Servicing Fee [if Neiman Marcus]                   $90,000

(m) Class C Interest                                        $0


(n) Total Excess Finance Charge Collections           $783,572
     (a-b-c-d-e-f-g-h-i-j-k-l-m)


                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                          THE NEIMAN MARCUS GROUP, INC.
                  NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                  SERIES 1995-1

                                                                             5.
VII.  YIELD and BASE RATE

Base Rate
(The sum of the Class A Certificate Rate, Class B Certificate
Rate, and Class C Certificate Rate weighted by the unpaid principal amount of each, plus the servicing fee rate)

(a) Base Rate (current month)                            2.00%
(b) Base Rate (prior month)                              4.17%
(c) Base Rate (2 months ago)                             5.98%

(d) 3 Month Average Base Rate                            4.05%

Portfolio Yield
(Series 1995-1 Finance Charge Collections minus the investor defaulted amount/total invested amount)

(e) Portfolio Yield (current month)                     19.41%
(f) Portfolio Yield (prior month)                       17.69%
(g) Portfolio Yield (2 months ago)                      18.37%

(h) 3 Month Average Portfolio Yield                     18.49%

VIII.  PORTFOLIO PERFORMANCE RATES

(a) Net Charge-Offs (% of Principal Receivables
     Outstanding(at beginning of month))                 2.89%
(b) Monthly Payment Rate (% of Total Receivables
     Outstanding (at beginning of month))               33.13%
(c) Gross Yield to Investors (annualized)               21.60%
(d) Portfolio Yield (3 month average (annualized))      18.49%
(e) Base Rate (3 month average)                          4.05%
(f) Excess Finance Charge Collections % (d-e)           14.44%


                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                          THE NEIMAN MARCUS GROUP, INC.
                  NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                  SERIES 1995-1


                                                                             6.
IX.  PRINCIPAL COLLECTIONS

(a) Class A Principal Allocation Percentage (II.a/I.a)  55.04%
(b) Class A Monthly Principal                      $72,787,264
(c) Class B Principal Allocation Percentage (II.f/I.a)   5.14%
(d) Class B Monthly Principal                       $6,793,478
(e) Class C Principal Allocation Percentage (II.g/I.a)  13.21%
(f) Class C Monthly Principal                      $17,468,943

(g) Total Monthly Principal (b + d + f)            $97,049,686

(h) Reallocated Principal Collections                    $0.00
(i) Shared Principal Collections allocable from
     other Series                                        $0.00

X.  INVESTOR CHARGE-OFFS
CLASS A INVESTOR CHARGE-OFFS
(a) Class A Investor Charge-Offs                         $0.00
(b) Class A Investor Charge-Offs per $1,000 original
     certificate principal amount                        $0.00
(c) Total amount reimbursed in respect of Class A
     Investor Charge-Offs                                $0.00
(d) The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount after giving effect to all transactions
     on such Distribution Date.                          $0.00
CLASS B INVESTOR CHARGE-OFFS
(e) Class B Investor Charge-Offs                         $0.00
(f) Class B Investor Charge-Offs per $1,000 original
     certificate principal amount                        $0.00
(g) Total amount reimbursed in respect of Class B
     Investor Charge-Offs                                $0.00
(h) The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount after giving effect to all transactions
     on such Distribution Date.                          $0.00
CLASS C INVESTOR CHARGE-OFFS
(i) Class C Investor Charge-Offs                         $0.00
(j) Class C Investor Charge-Offs per $1,000 original
     certificate principal amount                        $0.00
(k) Total amount reimbursed in respect of Class C
     Investor Charge-Offs                                $0.00
(l) The amount, if any, by which the outstanding principal
     balance of the Class C Certificates exceeds the Class C
     Invested Amount after giving effect to all transactions
     on such Distribution Date.                          $0.00


                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                          THE NEIMAN MARCUS GROUP, INC.
                  NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                  SERIES 1995-1


                                                                             7.
XI.  AMORTIZATION

(a) Cumulative Class A principal paid (as of prior
     distribution dates)                       $225,000,000.00
(b) Class A Principal Payments                           $0.00
(c) Total Class A Principal Paid (a + b)       $225,000,000.00

(d) Cumulative Class B principal paid (as of prior
     distribution dates)                                 $0.00
(e) Class B Principal Payments                  $21,000,000.00
(f) Total Class B Principal Paid (d + e)        $21,000,000.00

(g) Cumulative Class C Principal Paid (as of prior
     distribution dates)                                 $0.00
(h) Class C Principal Payments                           $0.00
(i) Total Class C Principal Paid (g + h)                 $0.00

The Neiman Marcus Group, Inc., as Servicer

By:   /S/ Paul F. Gibbons
Name: Paul F. Gibbons